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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported): July 23, 2003



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-21487                      13-3904147
(State or other
jurisdiction of                 (Commission File                (IRS Employer
 incorporation)                     Number)                  Identification No.)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 6 AND 8, 10 AND 11.  NOT APPLICABLE.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


         The following exhibits are filed as part of this Report:


         99.1 Press release, dated July 23, 2003, which, among other things, highlights the Company's financial results for the quarter ended June 30, 2003.



ITEM 9. REGULATION FD DISCLOSURE. (INCLUDING ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         This information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition." This information is being presented under
Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (SEC Release No. 33-8216).

         On July 23, 2003, Carver Bancorp, Inc. issued a press release reporting financial results for the first quarter of the fiscal year ending March 31, 2004. The full text of the press release is included in this Form 8-K as Exhibit 99.1.

         The information provided pursuant to this Form 8-K shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CARVER BANCORP, INC.


                                        By:/s/ Deborah C. Wright
                                           -------------------------------------
                                           Deborah C. Wright
                                           President and Chief Executive Officer




Dated:  July 25, 2003




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                                  EXHIBIT INDEX

      EXHIBIT NO.                      DESCRIPTION
      -----------                      -----------

         99.1 Press release, dated July 23, 2003, which, among other things, highlights the Company's financial results for the quarter ended June 30, 2003.